EXHIBIT 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Oct-05                                                         31-Oct-05

    Distribution Date:       BMW Vehicle Owner Trust 2004-A           Period #
                             ------------------------------
    25-Nov-05                                                               18

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    Balances
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

                                                                                Initial                 Period End
        Receivables                                                      $1,500,120,934               $673,997,037
        Reserve Account                                                      $9,683,915                $11,716,517
        Yield Supplement Overcollateralization                              $10,287,158                 $4,480,979
        Class A-1 Notes                                                    $313,000,000                         $0
        Class A-2 Notes                                                    $417,000,000                         $0
        Class A-3 Notes                                                    $470,000,000               $379,682,282
        Class A-4 Notes                                                    $256,312,000               $256,312,000
        Class B Notes                                                       $33,521,000                $33,521,000

    Current Collection Period
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        Beginning Receivables Outstanding                                  $709,950,468
        Calculation of Total Distribution Amount
             Regular Principal Distributable Amount
                 Receipts of Scheduled Principal                            $21,461,572
                 Receipts of Pre-Paid Principal                             $13,773,614
                 Liquidation Proceeds                                          $413,001
                 Principal Balance Allocable to Gross Charge-offs              $305,243
             Total Receipts of Principal                                    $35,953,430

             Interest Distribution Amount
                 Receipts of Interest                                        $2,585,292
                 Servicer Advances                                                   $0
                 Reimbursement of Previous Servicer Advances                   ($13,758)
                 Accrued Interest on Purchased Receivables                           $0
                 Recoveries                                                     $28,866
                 Net Investment Earnings                                        $35,872
             Total Receipts of Interest                                      $2,636,271

             Release from Reserve Account                                            $0

        Total Distribution Amount                                           $38,284,458

        Ending Receivables Outstanding                                     $673,997,037

    Servicer Advance Amounts
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        Beginning Period Unreimbursed Previous Servicer Advance                $523,607
        Current Period Servicer Advance                                              $0
        Current Reimbursement of Previous Servicer Advance                     ($13,758)
        Ending Period Unreimbursed Previous Servicer Advances                  $509,849

    Collection Account
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        Deposits to Collection Account                                      $38,284,458
        Withdrawals from Collection Account
             Servicing Fees                                                    $591,625
             Class A Noteholder Interest Distribution                        $1,633,336
             First Priority Principal Distribution                                   $0
             Class B Noteholder Interest Distribution                           $98,328
             Regular Principal Distribution                                 $35,691,262
             Reserve Account Deposit                                                 $0
             Unpaid Trustee Fees                                                     $0
             Excess Funds Released to Depositor                                $269,907
        Total Distributions from Collection Account                         $38,284,458


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    Excess Funds Released to the Depositor
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             Release from Reserve Account                                $624,597
             Release from Collection Account                             $269,907
        Total Excess Funds Released to the Depositor                     $894,504

    Note Distribution Account
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        Amount Deposited from the Collection Account                  $37,422,926
        Amount Deposited from the Reserve Account                              $0
        Amount Paid to Noteholders                                    $37,422,926

    Distributions
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        Monthly Principal Distributable Amount                    Current Payment       Ending Balance      Per $1,000      Factor
        Class A-1 Notes                                                        $0                   $0         $0.00        0.00%
        Class A-2 Notes                                                        $0                   $0         $0.00        0.00%
        Class A-3 Notes                                               $35,691,262         $379,682,282        $75.94       80.78%
        Class A-4 Notes                                                        $0         $256,312,000         $0.00      100.00%
        Class B Notes                                                          $0          $33,521,000         $0.00      100.00%

        Interest Distributable Amount                             Current Payment           Per $1,000
        Class A-1 Notes                                                        $0                $0.00
        Class A-2 Notes                                                        $0                $0.00
        Class A-3 Notes                                                  $924,206                $1.97
        Class A-4 Notes                                                  $709,130                $2.77
        Class B Notes                                                     $98,328                $2.93



    Carryover Shortfalls
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                                                                          Prior
                                                                     Period Carryover      Current Payment    Per $1,000
        Class A-1 Interest Carryover Shortfall                                 $0                   $0            $0
        Class A-2 Interest Carryover Shortfall                                 $0                   $0            $0
        Class A-3 Interest Carryover Shortfall                                 $0                   $0            $0
        Class A-4 Interest Carryover Shortfall                                 $0                   $0            $0
        Class B Interest Carryover Shortfall                                   $0                   $0            $0


    Receivables Data
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                                                                 Beginning Period        Ending Period
        Number of Contracts                                                44,932               43,838
        Weighted Average Remaining Term                                     34.40                33.45
        Weighted Average Annual Percentage Rate                             4.65%                4.64%

        Delinquencies Aging Profile End of Period                   Dollar Amount           Percentage
             Current                                                 $602,470,131               89.39%
             1-29 days                                                $58,579,322                8.69%
             30-59 days                                               $10,162,692                1.51%
             60-89 days                                                $1,544,408                0.23%
             90-119 days                                                 $381,834                0.06%
             120-149 days                                                $858,650                0.13%
             Total                                                   $673,997,037              100.00%
             Delinquent Receivables +30 days past due                 $12,947,584                1.92%


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        Write-offs
             Gross Principal Write-Offs for Current Period                     $305,243
             Recoveries for Current Period                                      $28,866
             Net Write-Offs for Current Period                                 $276,377

             Cumulative Realized Losses                                      $4,279,424


        Repossessions                                                     Dollar Amount                Units
             Beginning Period Repossessed Receivables Balance                $1,721,358                   80
             Ending Period Repossessed Receivables Balance                   $1,731,590                   83
             Principal Balance of 90+ Day Repossessed Vehicles                 $351,546                   16



    Yield Supplement Overcollateralization
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        Beginning Period Required Amount                                     $4,743,148
        Beginning Period Amount                                              $4,743,148
        Ending Period Required Amount                                        $4,480,979
        Current Period Release                                                 $262,169
        Ending Period Amount                                                 $4,480,979
        Next Distribution Date Required Amount                               $4,226,162

    Reserve Account
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        Beginning Period Required Amount                                    $12,341,115
        Beginning Period Amount                                             $12,341,115
        Net Investment Earnings                                                 $35,872
        Current Period Deposit                                                       $0
        Current Period Release to Collection Account                                 $0
        Current Period Release to Depositor                                    $624,597
        Ending Period Required Amount                                       $11,716,517
        Ending Period Amount                                                $11,716,517

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